[graphic omitted]

COLONIAL GLOBAL EQUITY FUND   SEMIANNUAL REPORT

APRIL 30, 1999

                         -------------------------------
                           NOT FDIC   May Lose Value
                            Insured   No Bank Guarantee
                         -------------------------------

                     COLONIAL GLOBAL EQUITY FUND HIGHLIGHTS

                        NOVEMBER 1, 1998 - APRIL 30, 1999

INVESTMENT OBJECTIVE: Colonial Global Equity Fund seeks long-term growth by investing primarily in global equities.

THE FUND IS DESIGNED TO OFFER:
  |X|  Opportunities for long-term growth of capital
  |X|  International investment exposure
  |X|  Global diversification to help reduce risk
  |X|  Experienced professional management

PORTFOLIO MANAGER COMMENTARY: "Global economies improved during the period, benefiting in part from higher commodity prices and rising stock markets. The U.S. economy remained strong. Adjustments to the portfolio during the period were designed to help it benefit from a more favorable global economic environment."
                                                     - Gita Rao & Nicolas Ghajar

                   COLONIAL GLOBAL EQUITY FUND PERFORMANCE(1)

                                                 CLASS A    CLASS B     CLASS C
--------------------------------------------------------------------------------
Inception date                                    6/8/92     6/8/92     8/1/97
--------------------------------------------------------------------------------
Six-month distributions declared per share        $0.793     $0.693     $0.733
--------------------------------------------------------------------------------
Six-month total returns, assuming                  11.09%     10.75%     10.75%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 4/30/99              $14.90     $14.76     $14.85
--------------------------------------------------------------------------------

TOP FIVE HOLDINGS(2)                      TOP FIVE COUNTRIES(2)
(as of 4/30/99)                           (as of 4/30/99)
------------------------------------      ------------------------------------
1. S&P 500 Depository. .        2.8%      1. United States               42.5%
2. Wal-Mart Stores, Inc.        1.4%      2. United Kingdom              13.9%
3. Intl. Bus. Machines          1.4%      3. Japan                        7.4%
4. Potash Corp.                 1.4%      4. France                       5.5%
5. Lucent Technologies          1.4%      5. Germany                      4.8%


(1) Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

(2) Holdings and country breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

During the six-month period ended April 30, 1999, global equity markets benefited from improving economic conditions and rising stock markets. Although several critical world economies - including Southeast Asia, Japan and Europe - have further steps to take before they can achieve sustained economic growth, it has been encouraging to see improvement.

During this reporting period, investors appeared to develop a more positive outlook for the global economy. Last November, concerns about recessions in Southeast Asia and Japan, and about the ability of U.S. companies to maintain profits, created a degree of uncertainty. Despite steadily declining interest rates in a number of countries throughout the world, investors remained worried about the direction of the global economy. However, during the first quarter of 1999, rising commodity prices and a steady stream of positive economic news helped create a more favorable outlook for global growth. In response, stocks of economically sensitive U.S. companies rallied sharply late in the period, as did stocks in the developing markets of a number of oil-producing countries.

As we've seen over the past two years - both in the U.S. and abroad - political, financial and economic factors can have a dramatic impact on stock prices. The shift in sentiment that appeared late in the period signaled a more optimistic outlook among investors about the growth prospects of several important global economies. We continue to believe that a long-term approach combined with broad diversification among countries and industries remains one of the best strategies for balancing the risks and rewards of global investing.

The following report will provide you with more specific information about your Fund's performance and the strategies used during the period. As always, we thank you for choosing Colonial Global Equity Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson
    Stephen E. Gibson
    President
    June 9, 1999


Because market and economic conditions change, there can be no assurance that the trends described above or on the following pages will continue.

                           PORTFOLIO MANAGEMENT REPORT

GITA RAO is portfolio manager of Colonial Global Equity Fund and is a senior vice president of Colonial Management Associates, Inc. (CMA).

NICOLAS GHAJAR is associate portfolio manager of the Fund and an assistant vice president of CMA. What follows is a discussion of the Fund's performance for the six months ended April 30, 1999.

SHIFT IN INVESTOR SENTIMENT OCCURRED DURING THE PERIOD
In the early part of the period, investors remained uncertain about the prospects for economic growth in the U.S. and abroad. Several factors contributed to this uncertainty. World equity markets declined sharply in the late summer and fall of 1998 primarily in response to the devaluation of Russia's currency. In addition, slower-than-expected growth in Europe, the continued recession in Asia, and concern about potentially lower corporate earnings in the U.S. lingered through the final months of 1998 and into early 1999.

In the first quarter of 1999, evidence of economic strengthening began to appear. Brazil's currency devaluation in January 1999 had much less of an impact on the global economy than was anticipated. Several struggling Asian economies appeared to stabilize and turn upward. Finally, the U.S. economy remained strong with increasing productivity and low inflation.

In early 1999, an agreement was reached among the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC oil producers to cut production, and oil prices climbed significantly during the period. Rising oil prices helped improve the economies of oil-exporting nations as well as U.S. energy companies. The stronger global economy helped U.S. companies in cyclical industries to post solid first-quarter results. In April, cyclical, value-oriented stocks in the U.S. outperformed high-priced growth stocks by a wide margin. Collectively, these factors became the catalyst for a more favorable global economic outlook late in the period.

DEFENSIVE STANCE HAMPERED PERFORMANCE
Based on the relatively weak global economic outlook through the third quarter of 1998 and into the fourth, the portfolio was positioned defensively as we entered the period. For example, the Fund was underweighted in emerging markets, as well as in cyclical industries such as energy - an area that remained relatively weak throughout 1998. When expectations of global economic growth shifted late in the period, prices of emerging market stocks and cyclical U.S. stocks rose sharply. Our underweighting in these areas limited our ability to fully participate in the rally.

For the six-month period ending April 30, 1999, Colonial Global Equity Fund posted a total return of 11.09% for Class A shares, based on net asset value.

ADJUSTMENTS MADE TO POSITION THE PORTFOLIO FOR FUTURE GROWTH
Based on the shift in investor sentiment and the strength exhibited by select markets and sectors during April, we made some changes to the structure of the portfolio. We reallocated our country and industry weightings, increasing our weightings in the U.K from 9.2% to 13.9% and in the U.S. from 30.9% to 42.5%. We increased allocation to cyclical industries such as capital equipment, which has benefited from increased demand abroad. In addition, we reduced our allocation to the retail sector, particularly in Europe, where growth has slowed. Although stocks in emerging markets have risen dramatically over a few short months, we do not anticipate making substantial reallocations to these markets until we see more evidence of stable economic growth.

NEW ADDITIONS WITH GROWTH POTENTIAL
We added several holdings to the Fund during the period that we believe can provide growth potential. Two examples are Texaco (1.2% of total net assets) and Daimler-Chrysler Corp. (1.1% of total net assets). Texaco is a strong addition in the energy sector that should benefit from rising oil prices. As a global company, Texaco is involved in exploration, production, transportation, refining and marketing of crude oil, natural gas and petroleum products. Daimler-Chrysler
- the German-owned manufacturer of Chrysler and Mercedes-Benz automobiles - is the largest industrial concern in Europe, possessing vast experience in auto and truck manufacturing, as well as many other traffic and transportation systems and services.

FAVORABLE FORECAST FOR GLOBAL ECONOMIES
Our global economic outlook has become more positive for several reasons. The rise in commodity prices should continue to help strengthen those economies that depend on their exports. In addition, after almost 10 years of recession, Japan's economy appears to be in the early stages of recovery. A stronger Japanese economy - the third largest in the world - will help the overall global economy, particularly in Southeast Asia. Japan historically has been a large investor in emerging Asian nations. In Europe, the economy has been hindered by the crisis in Kosovo, but interest rates are declining and stronger growth has been forecasted. Economic growth in the U.K. has been reasonable, and we remain positive on its ability to strengthen.

We are cautiously optimistic about the economic trends overseas, and believe the U.S. should continue to show solid growth in 1999, provided that inflation remains in check and interest rates do not spike. As we move into the second and third quarters of 1999, investors will have a much better idea whether a strengthening global economy is sustainable. Going forward, we believe the adjustments made to the portfolio during the period should enable it to benefit from the current economic scenario.

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 4/30/99

--------------------------------------------------------------------------------
                CLASS A SHARES         CLASS B SHARES       CLASS C SHARES
INCEPTION            6/8/92               6/8/92                8/1/97
                   NAV       POP       NAV      W/CDSC      NAV       W/CDSC
--------------------------------------------------------------------------------
1 YEAR            2.38%     (3.51)%   1.60%     (3.25)%    1.55%      0.58%
--------------------------------------------------------------------------------
5 YEARS           13.75     12.41     12.84      12.59      12.86      12.86
--------------------------------------------------------------------------------
LIFE              13.70     12.73     12.79      12.79      12.80      12.80

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares; and 1% for one year for Class C shares. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Class C share performance includes returns of the fund's Class B shares (the oldest existing fund class) for periods prior to 8/1/97. These class B share returns are not restated to reflect any expense differential (e.g., rule 12b-1 fees) between Class B shares and Class C shares.

                              INVESTMENT PORTFOLIO
                    APRIL 30, 1999 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 99.0%                       COUNTRY        SHARES       VALUE
-------------------------------------------------------------------------------
CONSTRUCTION - 0.1%
   SPECIAL TRADE CONTRACTORS
   Tomkins PLC (a)                               UK            23    $     95
                                                                     --------
 ...............................................................................
FINANCE, INSURANCE & REAL ESTATE - 22.5%
   DEPOSITORY INSTITUTIONS - 9.4%
   Allied Irish Banks PLC                        Ir            45         734
   Bayerische Vereinsbank                        G              7         456
   Chase Manhattan Corp.                                       17       1,390
   Cie Financiere de Paribas                     Fr             6         650
   Commerzbank AG                                G             15         481
   Corporacion Bancaria de Espana SA             Sp            27         641
   First American Corp.                                        29       1,114
   Grupo Financiero Banamex SA (a)               Mx           223         565
   HSBC Holdings PLC                             HK            20         745
   Lloyds Bank PLC                               UK            46         741
   Standard Chartered PLC                        UK            39         705
   Svenska Handelsbanken, Class A                Sw            15         567
   The Bank of Tokyo Mitsubishi                  Ja            95       1,401
   Unicredito Italiano                           It           145         736
   Union Bank of Switzerland                     Sz             2         680
   Washington Mutual, Inc.                                     32       1,324
                                                                     --------
                                                                       12,930
                                                                     --------
   HOLDING COMPANIES - 0.4%
   Cheung Kong (Holdings) Ltd.                   HK            64         582
                                                                     --------
   INSURANCE CARRIERS - 6.3%
   Allstate Corp.                                              44       1,608
   American International Group, Inc.                          13       1,550
   AXA                                           Fr             9       1,115
   CIGNA Corp.                                                 16       1,360
   International Nederlanden Groep               Ne            18       1,111
   Storebrand ASA                                No            72         522
   Toro Assicurazioni                            It            34         509
   Zurich Allied AG (a)                          Sz             1         854
                                                                     --------
                                                                        8,629
                                                                     --------
   INVESTMENT COMPANIES - 4.2%
   Irish Investment Fund, Inc.                   Ir            46         841
   Korea Fund, Inc.                              Ko            82       1,020
   Standard and Poor's Depositary Receipts                     29       3,883
                                                                     --------
                                                                        5,744
                                                                     --------
   NONDEPOSITORY CREDIT INSTITUTIONS - 2.0%
   Associates First Capital Corp.                              32       1,396
   Nichiei Co., Ltd.                             Ja             4         303
   Promise Co., Ltd.                             Ja            17         968
                                                                     --------
                                                                        2,667
                                                                     --------
   REAL ESTATE - 0.2%
   New World Development Co., Ltd.               HK           116         287
                                                                     --------
 ...............................................................................
MANUFACTURING - 48.3%
   CHEMICALS & ALLIED PRODUCTS - 10.6%
   Akzo Nobel NV                                 Ne            16         742
   BASF AG                                       G             16         704
   Clorox Co.                                                  14       1,558
   E.I. DuPont de Nemours & Co.                                22       1,561
   Glaxo Holdings PLC                            UK            34       1,005
   Kao Corp.                                     Ja            60       1,522
   Merck & Co., Inc.                                           17       1,166
   Novartis                                      Sz           (b)         587
   Pharmacia & Upjohn, Inc.                                    27       1,484
   Rhone Poulenc, Class A                        Fr            17         810
   Schering-Plough Corp.                                       29       1,382
   Warner-Lambert Co.                                          19       1,291
   Yamanouchi Pharmaceutical Co.                 Ja            23         728
                                                                     --------
                                                                       14,540
                                                                     --------
   COMMUNICATIONS EQUIPMENT - 5.0%
   LM Ericsson ADR                               Sw            42       1,139
   Lucent Technologies, Inc.                                   31       1,852
   Philips Electronics NV                        Ne            12       1,018
   Racal Electronics PLC                         UK           240       1,657
   Sony Corp.                                    Ja            13       1,213
                                                                     --------
                                                                        6,879
                                                                     --------
   ELECTRICAL INDUSTRIAL EQUIPMENT - 1.1%
   General Electric Co.                                        14       1,477
                                                                     --------
   ELECTRONIC COMPONENTS - 0.3%
   Alcatel Alsthom (Cie Gen El)                  Fr             4         442
                                                                     --------
   FOOD & KINDRED PRODUCTS - 4.8%
   Bass PLC                                      UK            76       1,202
   Bass PLC, Class B                             UK            80         120
   Carlton Communications PLC                    UK            86         833
   Diageo PLC                                    UK            52         600
   Groupe Danone                                 Fr             3         852
   Kellogg Co.                                                 38       1,391
   Parmalat Finanziara Spa                       It           290         418
   PepsiCo, Inc.                                               32       1,167
                                                                     --------
                                                                        6,583
                                                                     --------
   HOUSEHOLD APPLIANCES - 0.5%
   Electrolux AB, Series B                       Sw            34         691
                                                                     --------
   MACHINERY & COMPUTER EQUIPMENT - 5.5%
   BTR Siebe PLC                                 UK           228       1,164
   Canon, Inc.                                   Ja            39         953
   EMC Corp. (a)                                               16       1,700
   Hewlett-Packard Co.                                          9         710
   International Business Machines Corp.                        9       1,966
   Mannesmann AG                                 G              9       1,147
                                                                     --------
                                                                        7,640
                                                                     --------
   MEASURING & ANALYZING INSTRUMENTS - 0.5%
   Fuji Photo Film Co., Ltd.                     Ja            17         642
                                                                     --------
   PAPER PRODUCTS - 1.5%
   Aracruz Celulose SA ADR                       Bz            50       1,000
   Royal Koninklijke PTT Nederland NV            Ne            15         615
   TNT Post Group NV                             Ne            15         397
                                                                     --------
                                                                        2,012
                                                                     --------
   PETROLEUM REFINING - 4.4%
   Amerada Hess Corp.                                          27       1,539
   BP Amoco PLC ADR                              UK             8         906
   Compagnie Francaise de Petroleum,
    Total  B                                     Fr             6         776
   ENI                                           It            95         622
   Royal Dutch Petroleum Co.                     Ne            10         589
   Texaco, Inc.                                                27       1,663
                                                                     --------
                                                                        6,095
                                                                     --------
   PRIMARY METALS - 1.1%
   Acerinox SA                                   Sp            32         956
   Pirelli SPA                                   It           188         574
                                                                     --------
                                                                        1,530
                                                                     --------
   PRINTING & PUBLISHING - 0.5%
   Mondadori (Arnoldo) Editore SPA               It            39         684
                                                                     --------
   RUBBER & PLASTIC - 1.0%
   Premark International, Inc.                                 36       1,329
                                                                     --------
   STONE, CLAY, GLASS & CONCRETE - 3.0%
   Cemex SA                                      Mx           197         910
   Cimentos de Portugal SA                       Pt            24         655
   Hanson PLC                                    UK           127       1,258
   Holderbank Financiere Glaris AG               Sz             1         633
   Lafarge SA                                    Fr             7         666
                                                                     --------
                                                                        4,122
                                                                     --------
   TOBACCO PRODUCTS - 0.6%
   Allied Zurich PLC (a)                         UK            35         474
   B.A.T. Industries PLC                         UK            35         300
                                                                     --------
                                                                          774
                                                                     --------
   TRANSPORTATION EQUIPMENT - 7.9%
   DaimlerChrysler AG                            G             15       1,459
   Dana Corp.                                                  17         782
   Ford Motor Co.                                              24       1,541
   General Dynamics Corp.                                      13         885
   GKN PLC                                       UK            74       1,264
   Honda Motor Co., Ltd.                         Ja            27       1,189
   MAN AG                                        G             36       1,124
   Textron, Inc.                                                9         802
   United Technologies Corp.                                   12       1,796
                                                                     --------
                                                                       10,842
                                                                     --------
 ...............................................................................
MINING & ENERGY - 3.9%
   NONMETALLIC, EXCEPT FUELS - 1.4%
   Potash Corp. of Saskatchewan, Inc.            Ca            31       1,888
                                                                     --------
   OIL & GAS EXTRACTION - 0.9%
   YPF SA                                        Ar            30       1,239
                                                                     --------
   OIL & GAS FIELD SERVICES - 1.6%
   Petroleum Geo-Services (a)                    No            29         482
   Schlumberger Ltd.                                           27       1,731
                                                                     --------
                                                                        2,213
                                                                     --------
 ...............................................................................
RETAIL TRADE - 5.6%
   APPAREL & ACCESSORY STORES - 0.6%
   Hennes & Mauritz AB                           Sw            10         856
                                                                     --------
   FOOD STORES - 2.4%
   Safeway, Inc. (a)                                           23       1,262
   Tesco PLC                                     UK           312         927
   Vedior NV                                     Ne            20         445
   Vendex International NV                       Ne            27         671
                                                                     --------
                                                                        3,305
                                                                     --------
   GENERAL MERCHANDISE STORES - 1.4%
   Wal-Mart Stores, Inc.                                       43       1,978
                                                                     --------
   MISCELLANEOUS RETAIL - 0.7%
   Imasco Ltd.                                   Ca            16         359
   Rite Aid Corp.                                              27         632
                                                                     --------
                                                                          991
                                                                     --------
   RESTAURANTS - 0.5%
   TelePizza SA (a)                              Sp            94         597
                                                                     --------
 ...............................................................................
SERVICES - 5.0%
   AMUSEMENT & RECREATION - 0.8%
   Ladbroke Group PLC                            UK           215       1,047
                                                                     --------
   COMPUTER RELATED SERVICES - 0.7%
   Cap Gemini SA                                 Fr             6         930
                                                                     --------
   COMPUTER SOFTWARE - 3.2%
   Compuware Corp. (a)                                         40         980
   Microsoft Corp. (a)                                         17       1,399
   Misys PLC                                     UK            92         858
   Momentum Business Applications, Inc. (a)                   (b)           2
   SAP AG                                        G              4       1,203
                                                                     --------
                                                                        4,442
                                                                     --------
   HOTELS, CAMPS & LODGING - 0.3%
   Accor SA                                      Fr             1         364
                                                                     --------
 ...............................................................................
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS &
 SANITARY  SERVICES - 13.6%
   COMMUNICATIONS - 1.4%
   Viacom, Inc., Class B (a)                                   20         826
   Vodafone Group PLC                            UK            59       1,087
                                                                     --------
                                                                        1,913
                                                                     --------
   ELECTRIC SERVICES - 1.3%
   Empresa Nacional de Electricidad              Sp            26         570
   Texas Utilities Co.                                         29       1,153
                                                                     --------
                                                                        1,723
                                                                     --------
   GAS SERVICES - 1.4%
   BG PLC                                        UK           115         645
   NICOR, Inc.                                                 36       1,295
                                                                     --------
                                                                        1,940
                                                                     --------
   TELECOMMUNICATIONS - 9.5%
   Bell Atlantic Corp.                                         23       1,348
   British Telecommunications PLC                UK            56         940
   COLT Telecom Group PLC (a)                    UK            66       1,233
   France Telecom SA                             Fr            11         927
   Hong Kong Telecommunications Ltd.             HK           244         651
   MCI WorldCom, Inc. (a)                                      23       1,849
   Nippon Telegraph & Telephone Corp.            Ja           (b)       1,197
   Nokia Oyj, Class A                            Fi            21       1,610
   Telecel-Comunicacaoes Pessoais SA             Pt             3         375
   Telecom Italia SPA                            It            65         691
   Telecomunicacoes Brasileiras SA ADR (a)       Bz            12       1,094
   Telecomunicacoes Brasileiras SA ADR           Bz             6          (b)
   Telefonos de Mexico SA                        Mx           290       1,098
                                                                     --------
                                                                       13,013
                                                                     --------
TOTAL COMMON STOCKS (cost of $110,011)(c)                             135,655
                                                                     --------
FORWARD CURRENCY CONTRACTS - 0.0% (d)                                      10
-------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET - 1.0%                                  1,429
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $137,094
                                                                     ========
NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) Non-income producing.
(b) Rounds to less than one.
(c) Cost for federal income tax purposes is $110,018.
(d) As of April 30, 1999, the Fund had entered into the following forward currency exchange contracts:
                                                                  Net Unrealized
     Contracts        In Exchange                Settlement        Appreciation
    to Deliver            For                       Date               (US$)
   ------------           ---                       ----               -----
    MP      3,298     US$       355              05/03/1999            $   1
    eu        309     US$       327              05/05/1999               (b)
    eu        409     US$       433              05/06/1999                1
    JY     90,557     US$       759              05/07/1999                1
    KB        539     US$       867              05/07/1999                1
    JY     42,617     US$       357              05/10/1999               (b)
    eu      1,531     US$     1,624              06/01/1999                6
                                                                       ------
                                                                       $   10
                                                                       ======
Summary of Securities by Country            Country      Value     % of Total
------------------------------------------------------------------------------
United States                                            $ 58,216        42.9
United Kingdom                               UK            19,061        14.1
Japan                                        Ja            10,116         7.5
France                                       Fr             7,532         5.5
Germany                                      G              6,574         4.8
Netherlands                                  Ne             5,588         4.1
Italy                                        It             4,234         3.1
Sweden                                       Sw             3,253         2.4
Spain                                        Sp             2,764         2.0
Switzerland                                  Sz             2,754         2.0
Mexico                                       Mx             2,573         1.9
Hong Kong                                    HK             2,265         1.7
Canada                                       Ca             2,247         1.7
Finland                                      Fi             1,610         1.2
Ireland                                      Ir             1,575         1.2
Argentina                                    Ar             1,239         0.9
Portugal                                     Pt             1,030         0.8
Korea                                        Ko             1,020         0.8
Norway                                       No             1,004         0.7
Brazil                                       Bz             1,000         0.7
                                                         --------    --------
                                                         $135,655       100.0
                                                         ========       =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

      Acronym                                  Name
      -------                                  ----
        ADR                         American Depositary Receipt
        eu                                     euro
        JY                                  Japanese Yen
        KB                                 British Pounds
        MP                                 Mexican Pesos

See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                          APRIL 30, 1999 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $110,011)                               $ 135,655

Unrealized appreciation on forward
  currency contracts                                 $    10
Receivable for:
  Investments sold                                     8,760
  Dividends                                              335
  Fund shares sold                                       176
  Foreign tax reclaims                                    60
Receivable due from Advisor                                7
Other                                                      3           9,351
                                                     -------       ---------
    Total Assets                                                     145,006

LIABILITIES
Foreign currencies (cost $938)                           937
Payable for:
  Investments purchased                                5,136
  Payable to custodian bank                            1,545
  Fund shares repurchased                                263
Accrued:
  Deferred Trustees fees                                   4
Other                                                     27
                                                     -------
    Total Liabilities                                                  7,912
                                                                   ---------

NET ASSETS                                                         $ 137,094
                                                                   =========
Net asset value & redemption price per share -
Class A ($50,853/3,413)                                              $ 14.90 (a)
                                                                   =========
Maximum offering price per share - Class A
($14.90/0.9425)                                                      $ 15.81 (b)
                                                                   =========
Net asset value & offering price per share -
Class B ($84,257/5,707)                                              $ 14.76 (a)
                                                                   =========
Net asset value & offering price per share -
Class C ($1,984/134)                                                 $ 14.85 (a)
                                                                   =========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends                                                             $    878
Interest                                                                   147
                                                                      --------
     Total investment income (net of nonreclaimable
     foreign taxes withheld at source which
     amounted to $59)                                                    1,025
EXPENSES
Management fee                                        $    645
Service fee                                                170
Distribution fee - Class B                                 314
Distribution fee - Class C                                   8
Transfer agent                                             210
Bookkeeping fee                                             28
Trustees fee                                                 7
Custodian fee                                               52
Audit fee                                                   16
Legal fee                                                    2
Registration fee                                            18
Reports to shareholders                                      7
Other                                                       29
                                                      --------
                                                         1,506
Fees and expenses waived
 by the Advisor                                            (67)          1,439
                                                      --------        --------
       Net Investment Loss                                                (414)
                                                                      --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
 Investments                                               578
 Foreign currency transactions                               7
                                                      --------
      Net Realized Gain                                                    585
Net change in unrealized appreciation (depreciation)
  during the period on:
   Investments                                          13,839
   Foreign currency transactions                           (23)
                                                      --------
       Net Change in Unrealized Appreciation                            13,816
                                                                      --------
          Net Gain                                                      14,401
                                                                      --------
Increase in Net Assets from Operations                                $ 13,987
                                                                      ========


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                  (Unaudited)
                                                Six months ended   Year ended
(in thousands)                                      April 30       October 31
                                                ----------------   ----------
INCREASE (DECREASE) IN NET ASSETS                     1999            1998
Operations:
Net investment income (loss)                        $    (414)       $      49
Net realized gain                                         585           10,072
Net unrealized appreciation                            13,816              559
                                                    ---------        ---------
    Net Increase from Operations                       13,987           10,680
Distributions:
From net investment income - Class A                      --              (241)
In excess of ne---nvestment income - Class A                              (155)
From net realized gains - Class A                      (2,535)          (3,875)
From net investment income - Class B                      --               (99)
In excess of ne---nvestment income - Class B                               (63)
From net realized gains - Class B                      (3,928)          (7,785)
From net investment income - Class C                      --                (3)
In excess of ne---nvestment income - Class C                                (2)
From net realized gains - Class C                        (100)             (97)
                                                    ---------        ---------
                                                        7,424           (1,640)
                                                    ---------        ---------
Fund Share Transactions:
Receipts for shares sold - Class A                     55,012           42,663
Value of distributions reinvested - Class A             2,378            3,967
Cost of shares repurchased - Class A                  (55,732)         (35,088)
                                                    ---------        ---------
                                                        1,658           11,542
                                                    ---------        ---------
Receipts for shares sold - Class B                     12,145           29,295
Value of distributions reinvested - Class B             3,597            7,331
Cost of shares repurchased - Class B                  (14,625)         (29,964)
                                                    ---------        ---------
                                                        1,117            6,662
                                                    ---------        ---------
Receipts for shares sold - Class C                        460            2,404
Value of distributions reinvested - Class C                96               97
Cost of shares repurchased - Class C                     (604)          (1,230)
                                                    ---------        ---------
                                                          (48)           1,271
                                                    ---------        ---------
    Net Increase from
        Fund Share Transactions                         2,727           19,475
                                                    ---------        ---------
        Total Increase                                 10,151           17,835

NET ASSETS
Beginning of period                                   126,943          109,108
                                                    ---------        ---------
End of period (net of overdistributed
  net investment income of $443
  and $346, respectively)                           $ 137,094        $ 126,943
                                                    =========        =========


See notes to financial statements.

                  STATEMENT OF CHANGES IN NET ASSETS - CONT.


                                                  (Unaudited)
                                                Six months ended   Year ended
(in thousands)                                      April 30       October 31
                                                ----------------   ----------
NUMBER OF FUND SHARES                                  1999            1998
Sold - Class A                                          3,799            3,003
Issued for distributions reinvested - Class A             167              296
Repurchased - Class A                                  (3,827)          (2,489)
                                                    ---------        ---------
                                                          139              810
                                                    ---------        ---------
Sold - Class B                                            842            2,007
Issued for distributions reinvested - Class B             254              555
Repurchased - Class B                                  (1,015)          (2,117)
                                                    ---------        ---------
                                                           81              445
                                                    ---------        ---------
Sold - Class C                                             32              163
Issued for distributions reinvested - Class C               7                7
Repurchased - Class C                                     (42)             (85)
                                                    ---------        ---------
                                                           (3)              85
                                                    ---------        ---------

                          NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 1999 (UNAUDITED)

NOTE 1.  INTERIM FINANCIAL STATEMENTS
 ...............................................................................
In the opinion of management of Colonial Global Equity Fund (the Fund), a series of Liberty Funds Trust III, formerly Colonial Trust III, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in global equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data is calculated using the average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.95% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended April 30, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $36,729 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $5,786, $121,581 and $859 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.40% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: During the six months ended April 30, 1999, purchases and sales of investments, other than short term obligations, were $53,884,073 and $54,410,966, respectively.

Unrealized appreciation (depreciation) at April 30, 1999, based on cost of investments for federal income tax purposes was:
             Gross unrealized appreciation                         $29,152,053
             Gross unrealized depreciation                          (3,515,898)
                                                                   -----------
                     Net unrealized appreciation                   $25,636,155
                                                                   ===========

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT
 ...............................................................................
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended April 30, 1999.

NOTE 6. COMPOSITION OF NET ASSETS
 ...............................................................................
At April 30, 1999, net assets consisted of:
Capital paid in                                                     $ 111,321
Overdistributed net investment income                                    (443)
Accumulated net realized gain                                             584
Net unrealized appreciation (depreciation) on:
  Investments                                                          25,643
  Foreign currency transactions                                           (11)
                                                                    ---------
                                                                    $ 137,094
                                                                    =========

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                                   (Unaudited)
                                             Six months ended April 30
                                         -----------------------------------
                                                        1999
                                         Class A       Class B       Class C
                                         -------       -------       -------
Net asset value Beginning of period      $ 14.160      $ 13.980      $14.100
                                         --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)                 (0.010)       (0.064)      (0.064)
Net realized and unrealized gain            1.543         1.537        1.547
                                         --------      --------      -------
   Total from Investment Operations         1.533         1.473        1.483
                                         --------      --------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                    (0.793)       (0.693)      (0.733)
                                         --------      --------      -------
Net asset value End of period            $ 14.900      $ 14.760      $14.850
                                         ========      ========      =======
Total return (c)(d)(e)                     11.09%        10.75%       10.75%
                                         ========      ========      =======
RATIOS TO AVERAGE NET ASSETS
Expenses (f)(g)                             1.65%         2.40%        2.40%
Fees and expenses waived by the
  Advisor (f)(g)                            0.10%         0.10%        0.10%
Net investment loss (f)(g)                (0.14)%       (0.89)%      (0.89)%
Portfolio turnover (e)                        42%           42%          42%
Net assets at end of period (000)        $ 50,853      $ 84,257      $ 1,984

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                         $   0.007     $   0.007     $  0.007
(b) Per share data was calculated using the average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annaulized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                Year ended October 31
                                         ----------------------------------
                                                        1998
                                         Class A       Class B       Class C
                                         -------       -------       -------
Net asset value Beginning of period      $ 14.280      $ 14.130      $14.260
                                         --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)(b)          0.075        (0.032)      (0.033)
Net realized and unrealized gain (loss)     1.478         1.444        1.474
                                         --------      --------      -------
   Total from Investment Operations         1.553         1.412        1.441
                                         --------      --------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                 (0.087)       (0.020)      (0.043)
In excess of investment income             (0.056)       (0.012)      (0.028)
From net realized gains                    (1.530)       (1.530)      (1.530)
                                         --------      --------      -------
   Total Distributions Declared
     to Shareholders                       (1.673)       (1.562)      (1.601)
                                         --------      --------      -------
Net asset value End of period            $ 14.160      $ 13.980      $14.100
                                         ========      ========      =======
Total return (e)(f)                        11.62%        10.64%       10.77%
                                         ========      ========      =======
RATIOS TO AVERAGE NET ASSETS
Expenses (h)                                1.65%         2.40%        2.40%
Fees and expenses waived or
   borne by Advisor (h)                     0.11%         0.11%        0.11%
Net investment income (loss) (h)            0.53%       (0.22)%      (0.22)%
Portfolio turnover                            42%           42%          42%
Net assets at end of period (000)        $ 46,344      $ 78,668       $1,931

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                      $   0.015     $   0.015     $  0.015
(b) Per share data was calculated using the average shares outstanding during the period.
(c) Class C shares were intially offered on August 1, 1997. Per share amounts reflect activity from that date.
(d) The amount shown for a share oustanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.

                          FINANCIAL HIGHLIGHTS - CONT.


                           Year ended October 31
   -------------------------------------------------------------------
                  1997                                  1996
   Class A       Class B       Class C  (c)     Class A       Class B

   $ 13.440      $ 13.350      $ 15.390         $ 12.450       $12.390
   --------      --------      --------         --------       -------
      0.169         0.065        (0.025)           0.123         0.027
      2.179         2.158        (1.105)(d)        1.664         1.634
   --------      --------      --------         --------       -------
      2.348         2.223        (1.130)           1.787         1.661
   --------      --------      --------         --------       -------
     (0.065)          --            --            (0.098)       (0.027)
        --            --            --            (0.035)       (0.010)
     (1.443)       (1.443)          --            (0.664)       (0.664)
   --------      --------      --------         --------       -------
     (1.508)       (1.443)          --            (0.797)       (0.701)
   --------      --------      --------         --------       -------

   $ 14.280      $ 14.130      $ 14.260         $ 13.440       $13.350
   ========      ========      ========         ========       =======
     18.92%        18.02%         (7.34)(g)       15.10%        14.04%
   ========      ========      ========         ========       =======

      1.58%         2.33%         2.44% (i)        1.58%         2.33%


        --            --            --               --            --
      1.22%         0.47%         (0.68)(i)        0.96%         0.21%
        90%           90%           90%             125%          125%
   $ 35,181      $ 73,188         $ 739         $ 19,092       $65,714
        --            --            --               --            --

(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

       Selected data for a share of each class outstanding throughout each period are as follows:
                                                      Year ended October 31
                                          ---------------------------------------------------
                                                   1995                        1994
                                               Class A       Class B        Class A       Class B
                                               -------       -------        -------       -------
Net asset value - Beginning of period         $ 12.690      $ 12.630       $11.760       $11.720
                                              --------      --------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                     0.167         0.076         0.170         0.077
Net realized and unrealized gain                 0.735         0.735         0.969         0.959
                                              --------      --------       -------       -------
   Total from Investment Operations              0.902         0.811         1.139         1.036
                                              --------      --------       -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.198)       (0.107)       (0.166)       (0.083)
From net realized gains                         (0.944)       (0.944)       (0.043)       (0.043)
                                              --------      --------       -------       -------
   Total Distributions Declared to
     Shareholders                               (1.142)       (1.051)       (0.209)       (0.126)
                                              --------      --------       -------       -------
Net asset value - End of period               $ 12.450      $ 12.390       $12.690       $12.630
                                              ========      ========       =======       =======
Total return (c)(d)                              8.23%         7.43%         9.76%         8.88%
                                              ========      ========       =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                         1.36% (e)     2.11% (e)     1.25%         2.00%
Fees and expenses waived or borne by Advisor     0.26% (e)     0.26% (e)     0.36%         0.36%
Net investment income                            1.40% (e)     0.65% (e)     1.38%         0.63%
Portfolio turnover                                 74%           74%           52%           52%
Net assets at end of period (000)             $ 11,501      $ 59,131       $10,525       $63,139

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                              $  0.031      $  0.031       $ 0.045       $ 0.045
(b) Per share data was calculated using the average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
    Prior years' ratios are net of benefits received, if any.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Global Equity Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Global Equity Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Global Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.



* Effective October 1, 1998, Colonial Investors Service Center, Inc. - the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds
  - changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

Liberty Funds Distriburtor, Inc. (C)1999
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
Visit us at www.libertyfunds.com
                                                   GE-03/138H-0599 (6/99) 99/699